Exhibit 10.52

INTERCONNECTION AGREEMENT

This Interconnection Agreement (“Agreement”) is entered into by and between Sprint Spectrum, L.P., d/b/a Sprint PCS, with offices located at 6200 Sprint Parkway, Overland Park, Kansas (“Sprint”) and Neutral Tandem, Inc., with offices located at 2 North LaSalle Street, Suite 1615, Chicago, IL 60602 (“Neutral Tandem”).

WHEREAS, SPRINT is a Commercial Mobile Radio Services (“CMRS”) provider holding licenses to operate from the Federal Communications Commission throughout the United States; and

WHEREAS, Neutral Tandem is a provider of transiting services to telecommunication companies interconnecting with its tandem facilities in various locations; and

WHEREAS, Sprint and Neutral Tandem wish to establish the terms and conditions for the interconnection of Sprint’s network to Neutral Tandem in any MTA in which both carriers operate; and

WHEREAS Neutral Tandem and Sprint desire to provide for the exchange of traffic between telecommunication companies interconnected with Neutral Tandem and using Neutral Tandem as a transit service provider.

NOW THEREFORE, for and in consideration of the foregoing premises and other good and valuable consideration, the Parties agree to follow:

1. Term of Agreement. This Agreement shall become effective upon execution of the Agreement by both Parties and have an initial term of one year. Unless renegotiated pursuant to Section 6 herein, this Agreement shall automatically renew for successive one (1) year periods. Upon completion of the initial term, either party may terminate this agreement upon (60) sixty days prior notice.

2. Definition of “Local Traffic”. Telecommunications traffic exchanged between a local exchange carrier and a CMRS provider that, at the beginning of the call, originates and terminates within the same Major Trading Area, as defined in 47 C.F.R. §24.202(a).

3. Definition of a “Mobile Switching Center” or “MSC”. A switch that performs, among other things, the switching of calls between and among its End User Customers and the End User Customers of other mobile or landline networks. The MSC is used to interconnect Trunk circuits with Tandem switches and/or other MSCs. The MSC also coordinates inter-cell and inter-system call hand-offs and records all system traffic for analysis and billing.

4. Definition of “Transiting Traffic”. Traffic between two parties, one of which is not a Party to this Agreement, carried by a Party that neither originates nor terminates that traffic on its network while acting as an intermediary.

*** Confidential information redacted and filed separately with the Commission

1

5. Exchange of Traffic: Only Local Traffic originated by customers of Neutral Tandem shall be delivered to Sprint under this Agreement. Sprint may deliver Local Traffic destined to customers of Neutral Tandem under the compensation provisions below.

6. Compensation for Call Transport and Termination: Neutral Tandem will allow for and SPRINT will terminate Local Traffic without compensation from Neutral Tandem for the term of this Agreement. By accepting Local Traffic from Neutral Tandem without compensation from Neutral tandem, Sprint in no way waives it right to compensation for such traffic from the originating carrier.

7. Compensation for Transit Traffic: Neutral Tandem agrees to accept Transiting Traffic from Sprint and deliver such Transiting Traffic to third parties interconnected with the Neutral Tandem tandem (“Transit Service”). Neutral Tandem shall provide Sprint Transit Service pursuant to the applicable Neutral Tandem tariffs, but in the case of any inconsistency, this Agreement, including the attached Pricing Schedules, shall take precedence over any applicable tariff. Each Party acknowledges Sprint shall pay Neutral Tandem a transit service charge as set forth in the Pricing Schedule attached hereto for traffic originated by Sprint and delivered to Neutral Tandem for transport to a third party carrier interconnected to the Neutral Tandem tandem. As the Parties agree to a Pricing Schedule for additional markets, those will be added to and be part of this Agreement. Sprint shall not be responsible, and Neutral Tandem shall not bill Sprint, for Transit Traffic originated by third party carriers interconnected to Neutral Tandem’s tandem facilities and delivered to Sprint.

8. Facility Compensation: Neutral Tandem shall be responsible for all facilities and transport of Local Traffic including, but not limited to, any muxing, port, or termination costs associated with delivering Local Traffic to or from Sprint’s MSC to or from Neutral Tandem’s tandem location.

9. Records Exchange: Neutral Tandem shall pass the call detail information required to permit billing of reciprocal compensation charges on all calls originating from carriers interconnected to the Neutral Tandem tandem and terminating traffic to Sprint. If a carrier interconnected with Neutral Tandem does not generate sufficient call records to permit such billing, Neutral Tandem will provide such information at not cost to Sprint.

10. Network Maintenance: The Parties will work cooperatively to install and maintain a reliable network. The Parties will exchange appropriate information (e.g., maintenance contact numbers, network information, information required to comply with law enforcement and other security agencies of the government, etc.) to achieve this desired reliability, subject to the confidentiality provisions herein. Neutral Tandem will provide non-discriminatory maintenance intervals that are consistent with the like type services which it provides to itself.

11. Network Management:

11.1	Neutral Tandem agrees too only pass traffic according to NPA/NXXs they have screened and sized trunks appropriately for.

*** Confidential information redacted and filed separately with the Commission

2

11.2	Each Party shall provide a 24-hour contact number for network traffic management issues to the other’s surveillance management center.

11.3	Neither Party will use any service provided under this Agreement in a manner that interferes with third parties in the use of their service, prevents third parties from using their service, impairs the quality of service to other carriers or to either party’s End User Customers. Either party will provide the other Party immediate notice of said impairment.

11.4	The characteristics and methods of operation of any circuits, facilities or equipment of either Party or that of a third party in conjunction with either Party’s facilities, shall not materially interfere with or impair service over any facilitates of the other Party, its Affiliate companies or its connecting and concurring carriers involved in its services, cause damage to their plant, impair the privacy of any communications carrier over their facilities or create electrical hazards to the employees of any of them or the public, or malfunction of either Party’s billing equipment. If either Party causes an Impairment of Service, as set forth in this Section, the Party whose network or service is being impaired (the “Impaired Party”) shall promptly notify the Party causing the Impairment of Service (the “Impairing Party”) of the nature and location of the problem. The Impaired Party shall advise the Impairing Party that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of Service, the Impaired Party may temporarily discontinue use of the affected circuit, facility or equipment.

12. Trunk Servicing. If a Trunk Group is under 75% of centum call seconds capacity on a monthly average basis for each month of any three consecutive months period, either party may request the issuance of an order to resize the Trunk Group which shall be left with not less than 25% excess capacity. If Neutral Tandem adds capacity in anticipation of growth beyond three months, the parties agree to meet and discuss prior to deciding to resize the trunk group. SPRINT may agree to extend the period of underutilization if Neutral Tandem can demonstrate the capacity need.

13. SS7. SS& Out of Band Signaling (CCS/SS7) shall be the signaling of choice where technically feasible for both Parties.

14. Nondisclosure. The Parties to this Agreement anticipate and recognize that they will exchange or come into possession of data about each other’s customers and each other’s business as a result of this Agreement. Each Party agrees 1) to treat all such data as strictly confidential and 2) to use such data only for the purposes of performance under this Agreement. All customer data will be subject to this Section, whether or not designated confidential. The foregoing shall not apply to information in the public domain.

*** Confidential information redacted and filed separately with the Commission

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15. Resolution of Disputes. Each Party to this Agreement will appoint a good faith representative to resolve any dispute arising under this Agreement.

16. Compliance. The Parties hereto agree to comply with all current Federal and State laws and regulations concerning the services provided under this Agreement.

17. Complete Terms. This Agreement constitutes the entire Agreement between the Parties. The Parties agree to negotiate in good faith any issues related to the furnishing of services under this Agreement arising during the course of performance but are not otherwise included in this Agreement.

18. Change in Law. The parties shall comply with any applicable orders, rules or regulations of the FCC, appropriate Commissions and federal and state law during the term of this Agreement. If there is a material change in law regarding the subject matter of this Agreement, either party may require negotiation of new terms and conditions to conform this agreement to that change in law.

Neutral Tandem, Inc.		Sprint Spectrum L.P.

By:	/s/ Ronald W. Gavillet	By:	/s/ W. Richard Morris
Name:	Ronald W. Gavillet	Name:	W. Richard Morris
Title:	Executive Vice President	Title:	Vice President, External Affairs
Date:	7/1/04	Date:	6/29/2004

*** Confidential information redacted and filed separately with the Commission

4

Neutral Tandem	April 26, 2007

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Valid for all Neutral Tandem markets in Arizona served by Qwest

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
All Transit Minutes	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title		Date

Initial:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Atlanta

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes -Local	[***]
All minutes above 25,000,000 -Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

6/15/2005

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order — Pricing Attachment Sheet

Service Description and Pricing

Chicago Market Pricing — ONLY

Transit Service

[***] All transit fees are charged to the originating LSP.

Recurring Charges

Tandem Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
-First 10,000,000 minutes	[***]	[***]
-Next 15,000,000 minutes	[***]	[***]
-All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
2 - Trunk Groups	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint Communications

Cincinnati

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order

5/17/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Cincinnati

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order

10/6/2005

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing

Cleveland and Columbus Market Pricing - ONLY

Transit Service

[***] All transit charges below are charged to the originating LSP.

Recurring Charges

Transit Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
First 10,000,000 minutes	[***]	[***]
Next 15,000,000 minutes	[***]	[***]
All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Revised 8/7/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing

Connecticut Market Pricing- ONLY

Transit Service

[***] All transit fees are charged to the originating LSP. Neutral tandem’s transit service does not provide a billing clearinghouse function. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Tandem Switching Charges (per minute of use)	Per Minute Charge
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000	[***]

Optional LNP Query Charges
Per LNP Query	[***]

Dedicated Transport Charges	Neutral Tandem Tariff Rage	Neutral Tandem MSA Rate
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Revised 8/7/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing

Detroit Market Pricing - ONLY

Transit Service

[***] All transit fees are charged to the originating LSP.

Recurring Charges

Tandem Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
-First 10,000,000 minutes	[***]	[***]
-Next 15,000,000 minutes	[***]	[***]
-All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
Trunk Group (1st two Trunk Groups)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Revised 6/29/2004

Pricing valid for 30 days from revision date.

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	December 7, 2006

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Valid for all Neutral Tandem markets in Florida served by EMBARQ

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature
Name
(Printed)
Title	Date

Initial: ___________________

Offer expires thirty (30) days from the date listed on the Service Order

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	October 4, 2006

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint Communications

Valid for all Neutral Tandem markets in Illinois served by AT&T (SBC)

Transit Service

[***] No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature
Name
(Printed)
Title		Date

Initial:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Indianapolis, IN

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	you may want to suggest to them that a monday

Customer Information

Signature
Name
(Printed)
Title			Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

*	Transit Rate reflects a one-time, promotional rate made available to Customer for so long as Customer is billed an equivalent rate by SBC in Indiana. In the event the transit rate billed by SBC in Indiana to Customer increases, the rate charged by Carrier to Customer shall increase by an equal amount less a [***] discount from the new transit rate.

Offer expires thirty (30) days from the date listed on the Service Order

10/24/2005

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Los Angeles, California

Transit Service

[***]

Recurring Charges

Transit Service	Neutral Tandem Promotional Rate * SBC/PacBell Rate Centers	Neutral Tandem MSA Rate Verizon Rate Centers
Seteup per Call	[***]	[***]
Setup per Completed Message	[***]	[***]
Per Minute	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature
Name
(Printed)
Title	Date

Initial: ______________________________

*	Transit Rate reflects a one-time, Promotional Rate made available to customer for so long as Customer is billed a [***]. In the event the transit rate billed by SBC in California to Customer increases, the rate charged by Carrier to Customer shall increase by an equal amount less a [***] discount from the new transit rate, which shall be no lower than the current rates provided in this service description.

5/24/2005

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	June 16, 2006

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Valid for all Neutral Tandem markets in Massachusets served by Verizon

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes	[***]
Next 15,000,000 minutes	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature
Name
(Printed)
Title		Date

Initial:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Miami, Florida

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature
Name
(Printed)
Title	Date

Initial: ___________________

Offer expires thirty (30) days from the date listed on the Service Order.

5/6/2005

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing

Milwaukee Market Pricing - ONLY

Transit Service

[***] All transit charges below are charged to the originating LSP.

Recurring Charges

Transit Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
First 10,000,000 minutes	[***]	[***]
Next 15,000,000 minutes	[***]	[***]
All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Revised 8/7/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Minneapolis

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)	Neutral Tandem Toll Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]	[***]
Next 15,000,000 minutes - Local	[***]	[***]
All minutes above 25,000,000 - Local	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:

5/13/2005

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Northern New Jersey (LATA 224)

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

3/30/2006

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	10/4/2006

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint Communications

Valid for Neutral Tandem markets in New York served by Verizon

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)	Neutral Tandem Local Transit Rate (per call)
First 10,000,000 minutes - Local	[***]	[***]
Next 15,000,000 minutes - Local	[***]	[***]
All minutes above 25,000,000 - Local	[***]	[***]

Optional LNP Query Charges	Per Query	Per Query
Per LNP Query	[***]	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title		Date

Initial:

Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing

New York Market Pricing - ONLY

Transit Service

[***] All transit charges below are charged to the originating LSP.

Recurring Charges

Transit Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
First 10,000,000 minutes	[***]	[***]
Next 15,000,000 minutes	[***]	[***]
Next 50,000,000 minutes	[***]	[***]
Greater than 75,000,000 minutes	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]	[***]
Per DS1 (Each Additional Mile)	[***]	[***]
Trunk Group (1st Trunk Group)	[***]	[***]
Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Revised 8/7/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing

Sprint Communications Ohio SBC markets served by Neutral Tandem

Transit Service

[***] All transit charges below are charged to the originating LSP.

Recurring Charges

Transit Switching Charges (per minute of use)	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate

First 10,000,000 minutes	[***]	[***]

Next 15,000,000 minutes	[***]	[***]

All minutes above 25,000,000	[***]	[***]

Optional LNP Query Charges
Per LNP Query	[***]	[***]

Dedicated Transport Charges

Per DS1 (1st Five Miles)	[***]	[***]

Per DS1 (Each Additional Mile)	[***]	[***]

Trunk Group (1st Trunk Group)	[***]	[***]

Each Additional Trunk Group	[***]	[***]

Non-Recurring Charges	Neutral Tandem Tariff Rate	Neutral Tandem MSA Rate
Service Order Fee	[***]	[***]
Reconfiguration Charge	[***]	[***]
Install Charge	[***]	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Revised 8/7/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Orlando, Florida

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial: ___________________

Offer expires thirty (30) days from the date listed on the Service Order.

6/14/2006

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Rochester, NY

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial: ___________________

Offer expires thirty (30) days from the date listed on the Service Order.

5/9/2006

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint Communications

Rochester, NY

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial: ___________________

Offer expires thirty (30) days from the date listed on the Service Order.

5/17/2007

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Tampa, Florida

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

9/16/2005

*** Confidential information redacted and filed separately with the Commission

Page1

Neutral Tandem	April 26, 2007

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Valid for all Neutral Tandem markets in Tennessee served by AT&T (fka Bell South)

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	April 26, 2007

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Valid for all Neutral Tandem markets in Texas served by AT&T (fka SBC) and Verizon

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)	Neutral Tandem MSA Rate in Verison (per minute of use)
ALL Transit Minutes	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]

Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	5/12/2006

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint PCS

Valid for LATA 236

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Monthly Transit MOU Volume	Neutral Tandem Local Transit Rate for LATA 236 (Per Minute of Use)
	Washington, D.C.	Suburban MD	Northern Virginia
First 10,000,000 minutes - Local	[***]	[***]	[***]
Next 15,000,000 minutes - Local	[***]	[***]	[***]
All minutes above 25,000,000 - Local	[***]	[***]	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title	Date

Initial:
	Sprint PCS (Customer)	Neutral Tandem (Carrier)

*	Transit Rate reflects a one-time, Promotional Rate made available to customer for so long as Customer is billed an equivalent rate by Verizon in LATA 236. In the event the transit rates billed by Verison to Customer for LATA 236 increases, the rate charged by Carrier to Customer shall increase by an equal amount less a [***] discount, which shall be no lower than [***] in D.C. and [***] in MD & VA.

Offer expires thirty (30) days from the date listed on the Service Order.

*** Confidential information redacted and filed separately with the Commission

Neutral Tandem	October 4, 2006

Service Order - Pricing Attachment Sheet

Service Description and Pricing for Sprint Communications

Valid for all Neutral Tandem markets in Wisconsin served by AT&T (SBC)

Transit Service

[***] All transit charges below are charged to the originating LSP. No fees will be paid by Neutral Tandem for any terminating transit traffic.

Recurring Charges

Transit Service	Neutral Tandem Local Transit Rate (per minute of use)
First 10,000,000 minutes - Local	[***]
Next 15,000,000 minutes - Local	[***]
All minutes above 25,000,000 - Local	[***]

Optional LNP Query Charges	Per Query
Per LNP Query	[***]

Dedicated Transport Charges
Per DS1 (1st Five Miles)	[***]
Per DS1 (Each Additional Mile)	[***]
Trunk Group (1st Trunk Group)	[***]
Each Additional Trunk Group	[***]

Non-Recurring Charges

Service Order Fee	[***]
Reconfiguration Charge	[***]
Install Charge	[***]

Customer Information

Signature

Name (Printed)

Title		Date

Initial:

Neutral Tandem (Carrier)

Offer expires thirty (30) days from the date listed on the Service Order.

*** Confidential information redacted and filed separately with the Commission